THE MANAGERS FUNDS

		   Managers Special Equity Fund
			   (the "Fund")

		Supplement dated November 14, 2003
		to the Prospectus dated May 1, 2003

	(as supplemented June 9, 2003, September 15, 2003
		    and September 23, 2003)
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The following information supersedes any information to the contrary relating to Managers Special Equity Fund contained in the Fund's Prospectus dated May 1, 2003 (as supplemented June 9, 2003, September 15, 2003 and September 23, 2003):

Peter J. Niedland leads the portfolio management team for the portion of the Fund managed by Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter"). Mr. Niedland has been with Pilgrim Baxter since 1993 employed as a research analyst, and since 1997 as a portfolio manager.


November 14, 2003